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                                                                    EXHIBIT 23.1

              [LETTERHEAD OF ARTHUR ANDERSEN]


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporating by reference in this Registration Statement on Form S-8 of our report dated April 2, 1999 included in Semtech Corporation's Form 10-K for the year ended January 31, 1999 and to all references to our firm included in this Registration Statement.



                          /s/ ARTHUR ANDERSEN LLP
                          -------------------
                          ARTHUR ANDERSEN LLP


Los Angeles, California
June 9, 1999